EXHIBIT 10.2
SECOND AMENDMENT TO OPERATION AND MAINTENANCE AGREEMENT
This Second Amendment to Operation and Maintenance Agreement (this “Amendment”) is executed as of May 22, 2026 (“Amendment Execution Date”) and dated effective as of May 22, 2026 (the “Amendment Effective Date”) by and among:
1.Sabine Pass Liquefaction, LLC (“SPL” or “Owner”);
2.Cheniere Energy Investments, LLC (“CEINV” or “Operator”); and
3.Cheniere LNG O&M Services, LLC (“O&M Services”)
(hereinafter each referred to individually as a “Party” and collectively as the “Parties”)

WHEREAS, SPL, CEINV (as assignee of Cheniere Energy Partners GP, LLC), and O&M Services are parties to that certain (i) Operation and Maintenance Agreement (Sabine Pass Liquefaction Facilities), dated May 14, 2012, and (ii) Amendment to Operation and Maintenance Agreement, dated September 28, 2015 (collectively, as amended and assigned, the “O&M Agreement”); and

WHEREAS, the Parties desire to amend the O&M Agreement to update such agreement in anticipation of the addition of additional LNG Trains to the Facility (as defined in the O&M Agreement).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Amendment of the O&M Agreement. Effective as of the Amendment Effective Date, the O&M Agreement be and hereby is amended as follows:
a.Section 1.1 of the O&M Agreement is amended by amending and restating the terms listed below to read as follows:
“Capacity Charge” means (a) with respect to the BG SPA and the GN SPA, the Monthly Sales Charge, as defined thereunder, (b) with respect to the Kogas SPA, the GAIL SPA, the Total SPA, the Centrica SPA and any Train 6 SPA, the constant component “Xy” of the contract sales price thereunder, and (c) with respect to any Additional Train SPA, any charge or price element in such Additional Train SPA substantially similar to the foregoing elements in clause (a) or (b).
“EPC Contract” means (1) the Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Sabine Pass LNG Liquefaction Facility, dated as of November 11, 2011, between Owner and the EPC Contractor, (2) the Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Sabine Pass LNG Stage 2 Liquefaction Facility, dated as of December 20, 2012, between Owner and the EPC Contractor, (3) the Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Sabine Pass LNG Stage 3 Liquefaction Facility, dated as of May 4, 2015, between

Owner and the EPC Contractor, (4) any engineering, procurement, and construction agreement to be entered into between Owner and a contractor for construction of Train 6, and (5) any engineering, procurement, and construction agreement to be entered into between Owner and a contractor for construction of an Additional Train, as applicable.
“EPC Contractor” means Bechtel Oil, Gas and Chemicals, Inc., Bechtel Energy, Inc., or an affiliate of the foregoing, as applicable.
“FERC Authorization” means (1) the Order Granting Section 3 Authorization issued by FERC on April 16, 2012, in Docket No. CP11-72-000, and the Order Denying Rehearing and Stay issued by FERC on July 26, 2012, in Docket No. CP11-72-001; (2) the Order Amending Section 3 Authorization issued by FERC on August 2, 2013, in Docket No. CP13-2-000; (3) the Order Amending Section 3 Authorization issued by FERC on February 20, 2014, in Docket No. CP14-12-000, and the Order Denying Rehearing issued by FERC on September 18, 2014, in Docket No. CP14-12-001; (4) the Order Granting Authorization Under Section 3 of the Natural Gas Act and Issuing Certificate issued by FERC on April 6, 2015 in Docket Nos. CP13-552-000 & CP13-553-000, and the Order Denying Rehearing issued by FERC on June 23, 2015, in Docket Nos. CP13-552-001 & CP13-553-001, (5) any authorization issued by FERC in Docket No. CP24-75-001, and (6) with respect to any Additional Train not included in the foregoing FERC Authorizations, any Section 3 authorization issued by FERC pursuant to the Natural Gas Act of 1938 with respect to such Additional Train.
“LNG SPA” means each of the following LNG sale and purchase agreements entered into by Owner as seller of LNG: (a) the BG SPA, (b) the GN SPA, (c) the Kogas SPA, (d) the GAIL SPA, (e) the Total SPA, (f) the Centrica SPA, (g) any Train 6 SPA, and (h) any Additional Train SPA.
“Operator Group” means (i) Operator and its Affiliates (other than Cheniere Energy Partners, L.P. and its subsidiaries (including Owner)) and (ii) the respective directors, officers, agents, employees, representatives of each Person specified in clause (i) above. For the avoidance of doubt, notwithstanding if Operator is a subsidiary of Cheniere Energy Partners, L.P., it shall nonetheless be a member of Operator Group and not Owner Group.
“Owner Group” means (i) Cheniere Energy Partners, L.P. and its subsidiaries (including Owner) and Owner’s lenders and each of their Affiliates and (ii) the respective directors, officers, agents, employees, and representatives of each Person specified in clause (i) above. For the avoidance of doubt, notwithstanding if Operator is a subsidiary of Cheniere Energy Partners, L.P., it shall nonetheless be a member of Operator Group and not Owner Group.
b.Section 1.1 of the O&M Agreement is amended by adding to said Section 1.1 the following defined terms:

“Additional Train” means the seventh liquefaction Train of the Facility and any additional liquefaction Train built thereafter, as applicable.

“Additional Train SPA” means any LNG sale and purchase agreement (a) executed by the Owner, (b) that is designated as an Additional Train SPA hereunder in a written notice issued by Owner to Operator and (c) that Operator accepts (via written notice to Owner) as an Additional Train SPA.

c.The notice address for each Party to the O&M Agreement in Section 19.1 thereof is amended and restated to read as follows:

To Owner:

Sabine Pass Liquefaction, LLC
845 Texas Avenue, Suite 1250
Houston, Texas 77002

To Operator:

Cheniere Energy Investments, LLC
845 Texas Avenue, Suite 1250
Houston, Texas 77002

To O&M Services:

Cheniere LNG O&M Services, LLC
845 Texas Avenue, Suite 1250
Houston, Texas 77002

2.Entire Agreement. This Amendment represents the entire agreement among the Parties relative to the matters set forth in this Amendment. No modification, amendment, or other change to this Amendment will be binding on any Party unless executed in writing by all Parties.

3.Amendments. No further amendment, modification or waiver in respect of the matters contemplated by this Amendment will be effective unless made in accordance with the terms of the Amended Agreements.

4.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without giving effect to the conflicts of law principles thereof.

5.Conflicts. In the event of any conflict between this Amendment and the Amended Agreements, the provisions of this Amendment shall control for all purposes.

6.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument. An executed facsimile or PDF counterpart of this Amendment shall be deemed to be an original signature for the purposes of this Amendment.

7.Further Assurances. Each of Party agrees that, at any other’s request, it shall take such further acts and execute and deliver such further documents and instruments as may be necessary to more fully effect the purposes and intent of this Amendment and the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Execution Date to be effective as of the Amendment Effective Date.

SABINE PASS LIQUEFACTION, LLC

By: /s/ Maas Hinz
Name: Maas Hinz
Title: President

CHENIERE ENERGY INVESTMENTS, LLC

By: /s/ David Slack
Name: David Slack
Title: Chief Accounting Officer

CHENIERE LNG O&M SERVICES, LLC

By: /s/ Carlton Ellis
Name: Carlton Ellis
Title: Senior Vice President, Corporate Development and Strategy

[Signature Page to Second Amendment to Operation and Maintenance Agreement]

IN WITNESS WHEREOF, in accordance with Section 21.3 of the O&M Agreement, the following members of the Executive Committee execute this Amendment solely in their capacities as members of the Executive Committee.

By: /s/ James R. Ball
Name: James R. Ball
Date: 12 May, 2026

By: /s/ Zach Davis
Name: Zach Davis
Date: 5/14/26

By: /s/ Christopher Dell’Amore
Name: Christopher Dell’Amore
Date: 5/12/26

By: /s/ Matthew Hutton
Name: Matthew Hutton
Date: 5/12/26

By: /s/ Matthew Runkle
Name: Matthew Runkle
Date: 5/12/26

[Signature Page to Second Amendment to Operation and Maintenance Agreement]